SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ----------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 15, 1998.

                                 OMI Trust 1998-C
              (Exact name of registrant as specified in charter)


        Pennsylvania               333-31441               applied for
   ------------------------------------------------------------------------
    (State or other jurisdiction    (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)

               c/o PNC Bank, National Association
               Corporate Trust Department
               Attention:  Judy Wisniewskie
               1700 Market Street
               Philadelphia, Pennsylvania                   19103
 ------------------------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872

 -------------------------------------------------------------------------------
           (Former name or former address, if changed since last report.)

                               OMI Trust 1998-C

                                   Form 8-K


Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

      OMI Trust 1998-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on September 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits

            20.1 Monthly Remittance Report relating to the Distribution Date occurring on September 15, 1998.

Item 8.     Change in Fiscal Year.

            Not Applicable.

                                  Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              OMI TRUST 1998-C, Registrant

                              By:  Oakwood Acceptance Corporation,
                                    as servicer


September 23, 1998                 /s/ DOUGLAS R. MUIR
                                   --------------------------------

                                    Douglas R. Muir
                                    Vice President

                               INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                              Numbered Pages
                                                           --------------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on September 15, 1998....................... 5-10


OAKWOOD MORTGAGE INVESTORS, INC. 1998-C             REPORT DATE:  SEPT 7, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                POOL REPORT #   1
REMITTANCE REPORT                                   Page 1 of 7
REPORTING MONTH:   Aug-98



                            Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------------

Beginning                                                                                          Ending             Scheduled
Principal              Scheduled          Prepaid           Liquidated      Contracts              Principal          Gross
Balance                Principal          Principal         Principal       Repurchased            Balance            Interest
----------------------------------------------------------------------------------------------------------------------------------


 309,043,208.84      (358,340.81)        (4,999,743.20)       0.00            0.00            303,685,124.83         2,524,811.84
==================================================================================================================================



                           Scheduled                                    Amount
     Servicing             Pass Thru             Liquidation            Available for
     Fee                   Interest              Proceeds               Distribution
------------------------------------------------------------------------------------------


    257,536.01           2,267,275.83             0.00               7,882,895.85
==========================================================================================





                                         Certificate Account
----------------------------------------------------------------------------------------------------------------------------------

        Beginning                Deposits                                          Investment               Ending
         Balance        Principal         Interest          Distributions           Interest               Balance
----------------------------------------------------------------------------------------------------------------------------------

         0.00           5,089,591.51      389,650.24            0.00               3,445.66           5,482,687.41
==================================================================================================================================

                             P&I Advances at Distribution Date
-------------------------------------------------------------------------------


Beginning             Recovered              Current              Ending
 Balance              Advances               Advances             Balance
    --------------------------------------------------------------------------



   0.00                  0.00             374,419.52        374,419.52
 =============================================================================




OAKWOOD MORTGAGE INVESTORS, INC. 1998-C            REPORT DATE:  SEPT 7, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH:  Aug-98                           Page 2 of 7


Class B Crossover Test                                                                        Test Met?
--------------------------------------------------------------------------------              ---------------

(a) Remittance date on or after March 2003                                                          N


(b) Average 60 day Delinquency rate <=  5%                                                          #DIV/0!

(c) Average 30 day Delinquency rate <=  7%                                                          #DIV/0!


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates


                MAR 2003 - AUG 2004      7%                                                         N
                SEP 2004 - AUG 2005      8%                                                         N
                SEP 2005 and after       9%                                                         N




(e) Current realized loss ratio <=   2.75%                                                          Y


(f) Does subordinated cert. percentage equal or

     exceed                          38.500%
     of stated scheduled pool balance

                Beginning M balances                                               37,858,000.00

                Beginning B balances                                               23,951,281.00

                Overcollateralization                                                       0.00
                                                                                --------------
                                                                                   61,809,281.00
                Divided by beginning pool
                balance                                                           309,043,208.84
                                                                                --------------
                                                                                          20.000%    N
                                                                                ==============

 Average 60 day delinquency ratio:


                                   Over 60s            Pool Balance      %
                        --------------------------------------------------------

Current Mo                                 0.00         309,043,208.84  0.00%
1st Preceding Mo                           0.00                   0.00 #DIV/0!
2nd Preceding Mo                           0.00                   0.00 #DIV/0!
                                                         Divided by       3
                                                                       ---------
                                                                         #DIV/0!
                                                                       =========


Average 30 day delinquency ratio:


                                   Over 30s            Pool Balance       %
                        ---------------------------------------------------------

 Current Mo                        1,599,823.43         309,043,208.84  0.52%
 1st Preceding Mo                          0.00                   0.00 #DIV/0!
 2nd Preceding Mo                          0.00                   0.00 #DIV/0!
                                                         Divided by       3
                                                                      -----------
                                                                       #DIV/0!
                                                                      ===========

 Cumulative loss ratio:

                           Cumulative losses                      0.00
                                             -----------------------
 Divided by Initial Certificate Principal               309,043,208.00  0.000%
                                                                       =========




 Current realized loss ratio:

                               Liquidation                   Pool
                                 Losses                    Balance
                        --------------------------------------------




 Current Mo                    0.00                      309,043,208.84
 1st Preceding Mo              0.00                                0.00
 2nd Preceding Mo              0.00                                0.00
                                                                        0.000%
                                                                        ========









OAKWOOD MORTGAGE INVESTORS, INC. 1998-C       REPORT DATE:  SEPT 7, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER          POOL REPORT # 1
REMITTANCE REPORT                             Page 3 of 7
REPORTING MONTH:                                   Aug-98



                                                                      Delinquency Analysis

                                           31 to 59 days                60 to 89 days     90 days and Over       Total Delinq.
          No. of       Principal                    Principal               Principal            Principal             Principal
          Loans        Balance              #       Balance          #      Balance     #        Balance       #       Balance
          ------------------------------------------------------------------------------------------------------------------------


Non Repos   6,981     303,542,290.56      40       1,456,989.16     0          0.00     0         0.00        40      1,456,989.16

    Repos       4         142,834.27       4         142,834.27     0          0.00     0         0.00         4        142,834.27
          ------------------------------------------------------------------------------------------------------------------------

    Total   6,985     303,685,124.83      44       1,599,823.43     0          0.00     0         0.00        44      1,599,823.43
          =========================================================================================================================

                                                                                                             0.6%           0.53%
                                                                                                           ========================
                                      Repossession Analysis
        Active Repos                 Reversal       Current Month
         Outstanding               (Redemption)        Repos                    Cumulative Repos
           Principal                Principal             Principal                  Principal
  #        Balance      #           Balance      #        Balance             #      Balance
----------------------------------------------------------------------------------------------------------------


Non Repos   4      142,834.27     0                0.00    4       142,834.27           4      142,834.27

    Repos


    Total





OAKWOOD MORTGAGE INVESTORS, INC. 1998-C          REPORT DATE:  SEPT 7, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH: Aug-98                          Page 4 of 7

REPOSSESSION LIQUIDATION REPORT



                                 Liquidated                                                                           Net
   Account         Customer      Principal           Sales          Insur.          Total        Repossession     Liquidation
   Number            Name         Balance          Proceeds         Refunds        Proceeds        Expenses        Proceeds
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                                                                                        0.00                            0.00
                               -------------------------------------------------------------------------------------------------
                                       0.00              0.00          0.00             0.00            0.00            0.00
                               =================================================================================================


                        Net              Current
Unrecov.             Pass Thru          Period Net       Cumulative
Advances             Proceeds          Gain/(Loss)       Gain/(Loss)
------------------------------------------------------------------------
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
                             0.00             0.00
------------------------------------------------------
       0.00                  0.00             0.00              0.00
========================================================================
                                                                0.00
                                                            ============

As a percentage of the aggregate cut-off date principal balance







 OAKWOOD MORTGAGE INVESTORS, INC. 1998-C          REPORT DATE:  SEPT 7, 1998
 OAKWOOD ACCEPTANCE CORP. -  SERVICER             POOL REPORT #  1
 REMITTANCE REPORT
 REPORTING MONTH: 31-Aug-98                       Page 5 of 7


 ACCELERATED PRINCIPAL DISTRIBUTION CALCULATION:

     The Accelerated  Principal  Distribution is equal to the lesser of (A) or (C) - (B).


      (A) CURRENT CLASS X STRIP AMOUNT BEFORE TURBO                                                        574,567.77
                                                                                                   ------------------

      (B) CURRENT OVERCOLLATERALIZATION AMOUNT

                  The positive difference, if any, between

                                 Scheduled Principal Balance                                           309,043,208.84

                                 Certificate Principal Balance of all outstanding                      309,043,208.00
                                      Classes of Certificates                                      -------------------

                                                                                                                 0.84
                                                                                                   ------------------

      (C) TARGET OVERCOLLATERALIZATION AMOUNT

              (i) Prior to the Cross-over Date

                                 Scheduled Principal Balance as of the Cut-off Date                    309,043,208.84

                                 Multiplied by                                                                   2.00%
                                                                                                   ------------------

                                                                                                         6,180,864.17
                                                                                                   ------------------

             (ii) Any other date of determination

                    Lesser of

                             (x) Calculation in (i) above                                                6,180,864.17
                                                                                                   ------------------
                  or
                             (y) Scheduled Principal Balance                                           309,043,208.84

                                 Multiplied by                                                                   3.25%
                                                                                                   ------------------

                                                                                                        10,043,904.29
                                                                                                   ------------------

                  however, not less than

                             (z) Scheduled Principal Balance as of the Cut-off Date                    309,043,208.84

                                 Multiplied by                                                                   0.50%
                                                                                                   ------------------

                                                                                                         1,545,216.04
                                                                                                   ------------------

                                                                                                         6,180,864.17
                                                                                                   ------------------


          ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                                        574,567.77
                                                                                                     ----------------







OAKWOOD MORTGAGE INVESTORS, INC. 1998-C               REPORT DATE:  SEPT 7, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #   1
REMITTANCE REPORT
REPORTING MONTH:   Aug-98                             Page 6 of 7

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                            Original              Beginning      Beginning        Current              Current
                Cert.                      Certificate           Certificate     Carryover       Principal            Principal
                Class                       Balances              Balances       Principal          Due                  Paid
------------------------------------------------------------------------------------------------------------------------------------


A-1 ARM                                  7,625,927.00          7,625,927.00           0.00       97,909.21            97,909.21
A-1 ARM Outstanding Writedown                                          0.00                           0.00

A-1                                    239,608,000.00        239,608,000.00           0.00    5,260,174.80         5,260,174.80
A-1 Outstanding Writedown                                              0.00                           0.00

M-1                                     23,178,000.00         23,178,000.00           0.00            0.00                 0.00
M-1 Outstanding Writedown                                              0.00                           0.00

M-2                                     14,680,000.00         14,680,000.00           0.00            0.00                 0.00
M-2 Outstanding Writedown                                              0.00                           0.00

B-1                                     10,816,000.00         10,816,000.00           0.00            0.00                 0.00
B-1 Outstanding Writedown                                              0.00                           0.00

B-2                                     13,135,281.00         13,135,281.00           0.00            0.00                 0.00
B-2 Outstanding Writedown                                              0.00                           0.00

Excess Asset Principal Balance                                         0.00
                                   -------------------------------------------------------------------------------------------------

                                       309,043,208.00        309,043,208.00           0.00    5,358,084.01         5,358,084.01
                                   =================================================================================================



                                        Ending            Accelerated             Ending                          Principal Paid
                Cert.                 Carryover            Principal            Certificate        Pool             Per $1,000
                Class                 Principal           Distribution           Balances         Factor           Denomination
----------------------------------------------------------------------------------------------------------------------------------


A-1 ARM                                    0.00                 0.00          7,528,017.79           98.71610%           12.84
A-1 ARM Outstanding Writedown                                   0.00                  0.00               0.00             0.00

A-1                                        0.00           574,567.77        233,773,257.43           97.56488%           21.95
A-1 Outstanding Writedown                                       0.00                  0.00               0.00             0.00

M-1                                        0.00                 0.00         23,178,000.00          100.00000%            0.00
M-1 Outstanding Writedown                                       0.00                  0.00               0.00             0.00

M-2                                        0.00                 0.00         14,680,000.00          100.00000%            0.00
M-2 Outstanding Writedown                                       0.00                  0.00               0.00             0.00

B-1                                        0.00                 0.00         10,816,000.00          100.00000%            0.00
B-1 Outstanding Writedown                                       0.00                  0.00               0.00             0.00

B-2                                        0.00                 0.00         13,135,281.00          100.00000%            0.00
B-2 Outstanding Writedown                                       0.00                  0.00               0.00             0.00

Excess Asset Principal Balance                           (574,567.77)           574,567.77
                                  --------------------------------------------------------

                                           0.00                 0.00        303,685,123.99
                                  ========================================================







OAKWOOD MORTGAGE INVESTORS, INC. 1998-C            REPORT DATE:  SEPT 7, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #   1
REMITTANCE REPORT
REPORTING MONTH:  Aug-98                           Page 7 of 7


CERTIFICATE INTEREST ANALYSIS



           Certificate              Remittance        Beginning            Current                Total               Interest
              Class                    Rate            Balance             Accrual                 Paid               Shortfall
                                  ------------------------------------------------------------------------------------------------


A-1 ARM                              5.89453%           0.00            23,724.27              23,724.27                0.00
A-1  Carryover Interest              0.00               0.00                 0.00                   0.00                0.00
A-1  Writedown Interest              0.00               0.00                 0.00                   0.00                0.00

A-1                                  6.45000%           0.00         1,287,893.00           1,287,893.00                0.00
A-1  Carryover Interest              0.00               0.00                 0.00                   0.00                0.00
A-1 Writedown Interest               0.00               0.00                 0.00                   0.00                0.00

M-1                                  6.77500%           0.00           130,859.13             130,859.13                0.00
M-1  Carryover Interest              0.00               0.00                 0.00                   0.00                0.00
M-1  Writedown Interest              0.00               0.00                 0.00                   0.00                0.00

M-2                                  7.07500%           0.00            86,550.83              86,550.83                0.00
M-2  Carryover Interest              0.00               0.00                 0.00                   0.00                0.00
M-2  Writedown Interest              0.00               0.00                 0.00                   0.00                0.00

B-1                                  7.40000%           0.00            66,698.67              66,698.67                0.00
B-1 Carryover Interest               0.00               0.00                 0.00                   0.00                0.00
B-1  Writedown Interest              0.00               0.00                 0.00                   0.00                0.00

B-2                                  8.86000%           0.00            96,982.16              96,982.16                0.00
B-2 Carryover Interest               0.00               0.00                 0.00                   0.00                0.00
B-2  Writedown Interest              0.00               0.00                 0.00                   0.00                0.00

X                                                       0.00           574,567.77                   0.00          574,567.77

R                                                       0.00                 0.00                   0.00                0.00

Service Fee                                             0.00           257,536.01             257,536.01                0.00
                                       -----------------------------------------------------------------------------------------

                                                        0.00         2,524,811.84           1,950,244.07          574,567.77
                                       =========================================================================================


                                                       Interest Paid
           Certificate                  Ending          Per $1,000        Cert.           TOTAL
              Class                    Balance         Denomination       Class       DISTRIBUTION
                                  ----------------------------------------------------------------------


A-1 ARM                                 0.00              3.11            A-1 ARM         121,633.48
A-1  Carryover Interest                 0.00              0.00
A-1  Writedown Interest                 0.00              0.00

A-1                                     0.00              5.38              A-1         7,122,635.57
A-1  Carryover Interest                 0.00              0.00
A-1 Writedown Interest                  0.00              0.00

M-1                                     0.00              5.65              M-1           130,859.13
M-1  Carryover Interest                 0.00              0.00
M-1  Writedown Interest                 0.00              0.00

M-2                                     0.00              5.90              M-2            86,550.83
M-2  Carryover Interest                 0.00              0.00
M-2  Writedown Interest                 0.00              0.00

B-1                                     0.00              6.17              B-1            66,698.67
B-1 Carryover Interest                  0.00              0.00
B-1  Writedown Interest                 0.00              0.00

B-2                                     0.00              7.38              B-2            96,982.16
B-2 Carryover Interest                  0.00              0.00
B-2  Writedown Interest                 0.00              0.00

X                                 574,567.77                                 X                  0.00

R                                       0.00                                 R                  0.00

Service Fee                             0.00                            Service Fee       257,536.01
                                  --------                                             --------------

                                  574,567.77                                            7,882,895.85
                                  ========                                             ==============

                                                                CUMULATIVE X INTEREST SHORTFALL                     574,567.77
                                                                CUMULATIVE ACCELERATED PRINCIPAL DISTRIB           (574,567.77)
                                                                                                                  ------------

                                                                             CUMULATIVE LOSSES                            0.00

                                                                                                                   ============

